Exhibit 99.1
Crescent Energy Announces Offering of $750 Million Private Placement of Senior Notes Due 2033
HOUSTON, TX – (June 13, 2024) – Crescent Energy Company (NYSE: CRGY) (“we” or “our”) announced today that, subject to market conditions, its indirect subsidiary Crescent Energy Finance LLC (the “Issuer”) intends to offer for sale pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers, $750 million aggregate principal amount of Senior Notes due 2033 (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by all of the Issuer’s subsidiaries that guarantee the Issuer’s existing notes and the indebtedness under its revolving credit facility (the “revolving credit facility”).
The Issuer intends to use the net proceeds from this offering to fund the cash portion of the consideration for the previously announced merger (the “Transaction”) with SilverBow Resources, Inc. (“SilverBow”) and any remaining net proceeds from this offering, at or following the completion of the Transaction, to repay SilverBow’s existing indebtedness outstanding at the time of completion of the Transaction. Pending any specific application, the Issuer may use a portion of the net proceeds to repay amounts outstanding under the revolving credit facility.
If (i) the Transaction has not been completed on or prior to May 22, 2025 (the “Outside Date”), or (ii) prior to the Outside Date, (a) the SilverBow merger agreement is terminated or amended in a manner that would, in our sole judgment, reasonably be expected to adversely affect the interests of the holders of the notes in any material respect, or (b) we have decided that we will not pursue the consummation of the Transaction or have determined in our sole discretion that the consummation of the Transaction cannot or is not reasonably likely to be satisfied by the Outside Date, we will be required to redeem all of the outstanding notes at a redemption price equal to 100% of the initial issue price of such notes, plus accrued and unpaid interest from the date of initial issuance of such notes to, but not including, the payment date of such mandatory redemption.
The Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and, unless so registered, the Notes and the guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Issuer plans to offer and sell the Notes only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S under the Securities Act.
About Crescent Energy Company
Crescent Energy Company is a U.S. energy company with a portfolio of assets concentrated in Texas and the Rockies.
Cautionary Statement Regarding Forward-Looking Information
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “think”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “target”, “goal” and similar expressions identify forward-looking statements and express our expectations about future events. This communication includes statements regarding this private placement and the use of proceeds therefrom, as well as the Transaction, that may contain forward-looking statements within the meaning of federal securities laws. We believe that our expectations are based on reasonable assumptions; however, no assurance can be given that such expectations will prove to be correct. A number of factors could cause actual results to differ materially from the expectations, anticipated results or other forward-looking information expressed in this communication, including expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Crescent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of SilverBow may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Crescent’s common stock or SilverBow’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Crescent and SilverBow to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, uncertainties inherent in estimating natural gas and oil reserves and in projecting future rates of production; our hedging strategy and results, federal and state regulations and laws, the impact of pandemics such as COVID-19, actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil-producing countries, including recent production cuts by OPEC, the impact of armed conflicts, including in and around Ukraine and Israel, the impact of disruptions in the banking industry and capital markets, the timing and success of business development efforts, including acquisition and disposition opportunities, our reliance on external manager, cost inflation and central bank policy changes associated therewith and other uncertainties. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to, those items identified as such in the Registration Statement (as defined below), the most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q and the risk factors described thereunder, filed by Crescent Energy Company with the U.S. Securities and Exchange Commission.
Many of such risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We do not give any assurance (1) that we will achieve our expectations or (2) concerning any result or the timing thereof.
All subsequent written and oral forward-looking statements concerning this offering, the use of proceeds therefrom, Crescent Energy Company and the Issuer or other matters and attributable thereto or to any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. We assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise, except as required by law.
No Offer or Solicitation
This communication relates to the proposed Transaction between Crescent and SilverBow. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information
In connection with the Transaction, on June 13, 2024, Crescent filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Crescent Class A common stock to be issued in connection with the Transaction. The Registration Statement includes a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The information in the Registration Statement is not complete and may not be changed. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. After the Registration Statement is declared effective, a definitive joint proxy statement/prospectus will be mailed to the stockholders of Crescent and SilverBow. This document is not a substitute for the Registration Statement that has been and the joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or mail to stockholders of Crescent or SilverBow in connection with the Transaction.
INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.
Investors and security holders will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700. The information included on, or accessible through, Crescent’s or SilverBow’s website is not incorporated by reference into this communication.
Participants in the Solicitation Regarding the Transaction
Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.
Information regarding Crescent’s directors and executive officers is contained in Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders filed with the SEC on April 9, 2024. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com.
Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.
Contacts

Brandi Kendall
IR@crescentenergyco.com

Source: Crescent Energy